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            ========================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                DECEMBER 13, 2000

                            AAMES CAPITAL CORPORATION
                                  ON BEHALF OF
                           AAMES MORTGAGE TRUST 2000-2
         --------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

         CALIFORNIA                    333-64903                 95-4438859
------------------------------        ------------           ------------------
(State or other jurisdiction          (Commission             (I.R.S.  employer
of incorporation)                     file number)           identification no.)



350 SOUTH GRAND AVENUE, 52ND FLOOR
      LOS ANGELES, CALIFORNIA                                       90071
----------------------------------------                       -----------------
(Address of principal executive offices)                          (ZIP Code)

                                 (213) 210-5000
          -------------------------------------------------------------
               Registrant's telephone number, including area code

                                       N/A
                     --------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events

         This Current Report on Form 8-K is being filed for the purposes of filing (i) the consent of PricewaterhouseCoopers LLP, independent accountants to Financial Security Assurance ("FSA"), which will act as the Certificate Insurer in connection with the proposed offering of the Aames Mortgage Trust 2000-2, Mortgage Pass-Through Certificates, Series 2000-2; and (ii) certain opinions of Stroock & Stroock & Lavan L.L.P., counsel to the Registrant.


Item 7.  FINANCIAL STATEMENTS: PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits:

         5.1 Opinion of Stroock & Stroock & Lavan LLP regarding the legality of Certificates

         5.2 Opinion of Stroock & Stroock & Lavan LLP regarding the legality of Bonds

         8.1 Opinion of Stroock & Stroock & Lavan LLP regarding tax matters

        23.1 Consent of PricewaterhouseCoopers LLP

        23.2 Consent of Stroock & Stroock & Lavan LLP (included in Exhibits 5.1, 5.2 and 8.0)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AAMES CAPITAL CORPORATION


                                   By: /s/ JON VAN DEUREN
                                       ----------------------------------------
                                       Jon Van Deuren
                                       Senior Vice President



         Dated: December 13, 2000


                                      -3-
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                                  EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION OF EXHIBIT
-----------    ----------------------
    5.1        Opinion of Stroock & Stroock & Lavan LLP regarding the legality of Certificates
    5.2        Opinion of Stroock & Stroock & Lavan LLP regarding the legality of Bonds
    8.1        Opinion of Stroock & Stroock & Lavan LLP regarding tax matters
   23.1        Consent of PricewaterhouseCoopers LLP
   23.2        Consent of Stroock & Stroock & Lavan LLP (included in Exhibits
               5.1, 5.2 and 8.0)


                                      -4-
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                          STROOCK & STROOCK & LAVAN LLP
                                 180 MAIDEN LANE
                            NEW YORK, NEW YORK 10038
                               PHONE 212-806-5400
                                FAX 212-806-6006

December 13, 2000


VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, NW
Washington, D.C.  20549

                  Re:      Aames Mortgage Trust 2000-2
                           Registration Statement on Form S-3
                           Registration No. 333-64903
                           --------------------------


Ladies and Gentlemen:


On behalf of Aames Capital Corporation on behalf of Aames Mortgage Trust 2000-2, we transmit herewith for filing under the Securities Act of 1934, as amended, a Current Report on Form 8-K dated December 13, 2000.


If you have any questions concerning the transmitted materials, please do not hesitate to contact Michael Jo at (212) 806-5884 or the undersigned at (212) 806-5844.


Please acknowledge receipt of this transmission by notifying the person indicated in the "Notify" line in the submission header of the above-referenced filing.



Sincerely,



/s/ EVAN DRUTMAN
----------------
Evan Drutman

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